EXHIBIT 10.8

                              EMPLOYMENT AGREEMENT

         THIS AGREEMENT (the "AGREEMENT"), dated as of October 21, 2004, by and between HANA BIOSCIENCES, INC., a Delaware corporation with principal Employee offices at 400 Oyster Point Boulevard, Suite 215, South San Francisco, CA 94080 (the "COMPANY"), and GREGORY I. BERK, residing at 1999 Broadway, San Francisco, CA 94109 (the "EMPLOYEE").

                              W I T N E S S E T H:

         WHEREAS, the Company desires to employ the Employee as Vice President, Chief Medical Officer of the Company, and the Employee desires to serve the Company in that capacity, upon the terms hereof and subject to the conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

         1. Employment.

                  (a) Services. The Employee will be employed by the Company as its Vice President and Chief Medical Officer. The Employee will report to the Chief Executive Officer and shall perform such duties as are consistent with the position of Chief Financial Officer for a company of similar size and stage of development (the "SERVICES"). The Employee agrees to perform such duties faithfully, to devote all of his working time, attention and energies to the business of the Company (except as described below and except for customary vacation periods and reasonable periods of illness or other incapacity), and, while he remains employed, except as set forth in Section 3 hereof, not to engage in any other business activity that is in conflict with his duties and obligations to the Company.

                  (b) Acceptance. Employee hereby accepts such employment and agrees to render the Services.

         2. Term. Employee's employment under this Agreement shall commence as of November 1, 2004 (the "EFFECTIVE DATE") and shall continue for a term of three (3) years, unless sooner terminated pursuant to Section 8 of this Agreement (the "TERM"). Notwithstanding anything to the contrary contained herein, the provisions of this Agreement governing protection of Confidential Information shall continue in effect as specified in Section 5 hereof, and shall, for the period specified therein, survive the expiration or termination of this Agreement.

         3. Performance of Services.

                  (a) Best Efforts. The Employee shall devote substantially all of his business time, attention and energies to the business and affairs of the Company and shall use his best efforts to advance the best interests of the Company and shall not during the Term be actively engaged in any other business activity, without the permission of the Company, whether or not such business activity is pursued for gain, profit or other pecuniary advantage, that will interfere with the performance by the Employee of his duties hereunder or the Employee's availability to perform such duties or that will adversely affect, or negatively reflect upon, the Company.

                  (b) Permitted Activities. Notwithstanding anything to the contrary in this Agreement, Employee may engage in other business activities which do not directly conflict with his ability to perform the duties set forth hereunder. Employee may participate in other businesses and/or render other services, provided such participation or services do not materially adversely affect his performance hereunder.

                  (c) Place of Performance. The duties to be performed by the Employee hereunder shall be performed primarily at the office of the Company in South San Francisco, California, or at such other place as the Company may designate in the San Francisco Bay Area, except for reasonably required travel on Company's business.

4. Compensation. As full compensation for the performance by the Employee of his duties under this Agreement, the Company shall pay the Employee as follows:

                  (a) Base Salary. The Company shall pay Employee an annual salary equal to One Hundred Fifty Thousand Dollars ($150,000) (the "BASE SALARY"). All increases to the Base Salary shall be considered on an annual basis by the by the CEO and Board of Directors, at the end of each year of the Term, in a manner consistent with the Company's compensation policies then in force. Except as otherwise provided herein, payment of the Base Salary shall be made by Company to Employee bi-monthly, on the 15th and the last day of each calendar month of the Term.

                  (b) Withholding. The Company shall withhold all applicable federal, state and local taxes and social security and such other amounts as may be required by law from all amounts payable to the Employee under this Section 4.

                  (c) Expenses. The Company shall reimburse the Employee for reasonable, business expenses incurred by Employee in the performance of his duties, subject to the Company's policies in effect from time to time with respect to travel, entertainment and other expenses, including without limitation, requirements with respect to reporting and documentation of such expenses. Reasonable business expenses shall include reimbursement of Employee for all reasonable costs associated with Employee's fulfilling his continuing education requirements and obtaining or maintaining requisite professional certifications, and shall also include medical licensing fees and other professional dues (including state and federal bar fees and dues). In all events, as it relates to Employee's travel, and reimbursement of travel expenses, Employee may travel at least: business class for domestic, first class for international flights, and in a manner otherwise consistent with the Company's practices for senior management personnel.

                  (d) Other Benefits. The Employee shall be entitled to all rights and benefits for which he shall be eligible under any benefit or other plans (including, without limitation, dental, medical, medical reimbursement and hospital plans, disability and life insurance plans, pension plans, employee stock purchase plans, profit sharing plans, and other so-called "fringe" benefits) as the Company shall make available to its senior Employees from time to time. In addition, the Company will provide fully paid D&O insurance coverage for Employee.

                  (e) Vacation. The Employee shall, during the Term, be entitled to a vacation of three (3) weeks per annum, in addition to holidays observed by the Company.

         5. Confidential Information and Inventions.

                  (a)  The  Employee  recognizes  and  acknowledges  that in the course of his duties he is likely to receive confidential or proprietary information owned by the Company, its affiliates or third parties with whom the Company or any such affiliates has an obligation of confidentiality. Accordingly, during and after the Term, the Employee agrees to keep confidential and not knowingly disclose or make accessible to any other person or use for any other purpose other than in connection with the fulfillment of his duties under this Agreement, any Confidential and Proprietary Information (as defined below) owned by, or received by or on behalf of, the Company or any of its affiliates. "Confidential and Proprietary Information" shall include, but shall not be limited to, information known to Employee or in Employee's possession, that is confidential or proprietary, scientific or technical, which may include data, formulas and related concepts, business plans (both current and under development), client lists, promotion and marketing programs, trade secrets, or any other confidential or proprietary business information relating to development programs, costs, revenues, marketing, investments, sales activities, promotions, credit and financial data, manufacturing processes, financing methods, plans or the business and affairs of the Company or of any affiliate or client of the Company, which information is deemed or otherwise clearly designated "confidential" or "proprietary" by the Company. The Employee expressly acknowledges the trade secret status of the Confidential and Proprietary Information and that the Confidential and Proprietary Information constitutes a protectable business interest of the Company. The Employee agrees:
(i) not to use any such Confidential and Proprietary Information for himself or others; and (ii) not to take any Company material or reproductions (including but not limited to writings, correspondence, notes, drafts, records, invoices, technical and business policies, computer programs or disks) thereof from the Company's offices at any time during his employment by the Company, except as required in the execution of the Employee's duties. The Employee agrees to return immediately all Company material and reproductions (including but not limited, to writings, correspondence, notes, drafts, records, invoices, technical and business policies, computer programs or disks) thereof in his possession to the Company upon Company's request, and in any event immediately upon termination of employment, except as may be expressly authorized by the Company.

                  (b) Except with prior written authorization by the Company, the Employee agrees not to knowingly disclose or publish Confidential and Proprietary Information, or any confidential, scientific, technical or business information of any other party to whom the Company or any of its affiliates owes an obligation of confidence, at any time during or after his employment with the Company.

                  (c) Employee has set forth all (if any) inventions, original works of authorship, developments, improvements, and trade secrets which were made by Employee prior to Employee's employment with the Company in Schedule A attached hereto (collectively referred to as "PRIOR INVENTIONS"), which belong to the Employee, which relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, Employee represents that there are no such Prior Inventions. Employee agrees that during the Term, all inventions, discoveries, improvements and patentable or copyrightable works directly related to the Company's business ("INVENTIONS") initiated, conceived or made by Employee in the direct performance of his duties hereunder, either alone or in conjunction with others, shall be the sole property of the Company to the maximum extent permitted by applicable law, and, to the extent permitted by law, shall be "works made for hire" as that term is defined in the United States Copyright Act (17 U.S.C.A., Section 101). For the avoidance of doubt, the Company shall be the sole owner of all patents, copyrights, trade secret rights, and other intellectual property or other rights in connection therewith. The following Inventions will be the sole and exclusive property of the Company, and Employee will and hereby does assign all Employee's right, title and interest in such Inventions to the Company, except as provided in Section 5(d): (i) Inventions that are developed using the equipment, supplies, facilities or Confidential Information of the Company; or (ii) Inventions that result from or are suggested by work performed by Employee for the Company; or (iii) Inventions that directly relate to the business, or to the actual or demonstrably anticipated research or development of the Company. The Employee hereby assigns to the Company all right, title and interest he may have or acquire in all such Inventions; provided, however, that the Board of Directors of the Company hereby waives any rights of the Company with respect to any Invention that is not directly related to the Company's business or Employee's performance of his duties hereunder. The Employee further agrees to assist the Company in every proper way (but at the Company's expense) to obtain and from time to time enforce patents, copyrights or other rights on Inventions in any and all countries, and to that end the Employee will execute all documents necessary:

                  (A) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs), at Company's sole cost, letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

                  (B) to defend, at Company's sole cost, any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

                  (d) Employee understands that the provisions of this Agreement requiring assignment of Inventions to the Company do not apply to any invention that satisfies all of the following: (i) Employee develops entirely on Employee's own time; and (ii) Employee develops without using Company equipment, supplies, facilities, or trade secret information; and (iii) do not result from any work performed by Employee for the Company; and (iv) do not directly relate at the time of conception or reduction to practice to the Company's business, or to its actual or demonstrably anticipated research or development. Any such invention will be owned entirely by Employee, even if developed by Employee during the time period in which the Employee is employed by the Company.
Employee will advise the Company promptly in writing of any inventions that Employee believes meet the criteria for exclusion set forth herein and are not otherwise disclosed on Schedule A. Employee will not file any patent applications relating to such Inventions without first obtaining an express release from a duly authorized representative of Company.

                  (e) The Employee acknowledges that during the Term, while performing Services, Employee may locate, identify and/or evaluate patented or patentable inventions having commercial potential in the fields of pharmacy, pharmaceutical, biotechnology, healthcare, technology and other fields which are directly related to Company's business or the business of one of its affiliates (the "THIRD-PARTY INVENTIONS"). The Employee understands, acknowledges and agrees that all rights to, interests in or opportunities regarding, all Third-Party Inventions identified by the Company, any of its affiliates or either of the foregoing persons' officers, directors, employees (including the Employee), agents or consultants during the Employment Term shall be and remain the sole and exclusive property of the Company or such affiliate and the Employee shall have no rights whatsoever to such Third-Party Inventions and will not pursue for himself or for others any transaction relating to the Third-Party Inventions which is not on behalf of the Company.

                  (f) The provisions of this Section 5 shall, for the periods specified herein, survive any termination of this Agreement.

         6. Restrictions on Solicitation and Competition.

                  (a) During the Term, and for a period of one (1) year following the termination or expiration of this Agreement, Employee shall not, directly or indirectly, without the prior written consent of the Company:

                           (i) solicit or induce any  employee of the Company or
any of its affiliates to leave the employ of the Company or any such  affiliate;
or

                           (ii)  solicit the  business  of any agent,  client or
customer of the Company or any of its affiliates with respect to products, services or investments similar to those provided or supplied by the Company or any of its affiliates; or

                           (iii) solicit a license of technology,  including but
not limited to, patents or patent applications relating to such technology, relating to a pharmaceutical product candidate from any party (A) from which the Company or its affiliates license such technology or (B) any party with which the Company or any of its affiliates has within the six months prior to the end of the Term been negotiating to obtain a license of such technology (each such party, a "COMPANY LICENSOR"); provided, however, that this provision shall not be construed to prohibit Employee from soliciting a Company Licensor to license to the Employee (or a future employer or affiliate of Employee) a technology unrelated to any that are the subject of an existing or contemplated license to the Company.

                  (b) The Company and the Employee each agree that both during the Term and at all times thereafter, neither party shall disparage, whether or not true, the name or reputation of the other party or any of its affiliates, including but not limited to, any officer, director, employee or shareholder of the Company or any of its affiliates.

                  (c) In the event that the Employee  breaches any provisions of
Section 5 or this Section 6 or there is a threatened breach, then, in addition to any other rights which the Company may have, the Company shall (i) be entitled, without the posting of a bond or other security, to injunctive relief to enforce the restrictions contained in such Sections and (ii) have the right to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments and other benefits (collectively "BENEFITS") derived or received by the Employee as a result of any transaction constituting a breach of any of the provisions of Sections 5 or 6 and the Employee hereby agrees to account for and pay over such Benefits to the Company.

                  (d) Each of the rights and remedies enumerated in this Section 6 shall be independent of the others, and shall be in addition to and not in lieu of any other rights and remedies available to the Company at law or in equity. If any of the covenants contained in this Section 6, or any part of any of them, is hereafter construed or adjudicated to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants or rights or remedies which shall be given full effect without regard to the invalid portions. If any of the covenants contained in this Section 6 is held to be invalid or unenforceable because of the duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and in its reduced form such provision shall then be enforceable. No such holding of invalidity or unenforceability in one jurisdiction shall bar or in any way affect the Company's right to the relief provided in this Section 6 or otherwise in the courts of any other state or jurisdiction within the geographical scope of such covenants as to breaches of such covenants in such other respective states or jurisdictions, such covenants being, for this purpose, severable into diverse and independent covenants.

                  (e) In the event that an actual proceeding is brought in equity to enforce the provisions of Section 5 or this Section 6, the Employee shall not urge as a defense that there is an adequate remedy at law nor shall the Company be prevented from seeking any other remedies which may be available. The Employee agrees that he shall not raise in any proceeding brought to enforce the provisions of Section 5 or this Section 6 that the covenants contained in such Sections limit his ability to earn a living.

                  (f) The provisions of this Section 6 shall survive any termination of this Agreement.

         7. Representations and Warranties by the Employee. The Employee hereby represents and warrants to the Company as follows:

                  (a) Neither the execution or delivery of this Agreement nor the performance by the Employee of his duties and other obligations hereunder violate or will violate any statute, law, determination or award, or conflict with or constitute a default or breach of any covenant or obligation under (whether immediately, upon the giving of notice or lapse of time or both) any prior employment agreement, contract, or other instrument to which the Employee is a party or by which he is bound.

                  (b) The Employee has the full right, power and legal capacity to enter and deliver this Agreement and to perform his duties and other obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Employee enforceable against him in accordance with its terms. No approvals or consents of any persons or entities are required for the Employee to execute and deliver this Agreement or perform his duties and other obligations hereunder.

         8. Termination. Subject to the terms of Section 9 hereof, Employee's employment hereunder may be terminated as follows:

                  (a) Death or Disability. Company may terminate this Agreement upon Employee's death or Disability. For purposes of this Agreement, a termination for "DISABILITY" shall occur (i) when the Board of Directors of the Company has provided a written termination notice to the Employee supported by a written statement from a reputable independent physician to the effect that the Employee shall have become so physically or mentally incapacitated as to be unable to resume, within the ensuing twelve (12) months, his employment hereunder by reason of physical or mental illness or injury, or (ii) upon rendering of a written termination notice by the Board of Directors of the Company after the Employee has been unable to substantially perform his duties hereunder for 90 or more consecutive days, or more than 120 days in any consecutive twelve month period, by reason of any physical or mental illness or injury. For purposes of this Section 8(a), the Employee agrees to make himself available and to cooperate in any reasonable examination by a reputable independent physician retained by the Company. Company shall bear the cost of such examination, and the determination of any such physician shall be determinative.

                  (b) For Cause. The Company shall have the right at any time to terminate Employee's employment immediately for Cause (as hereinafter defined). For purposes of this Agreement, the term "Cause" is limited to the following:

                           (i) If  Employee  shall  breach or violate any of the
provisions of Sections 5 and 6 of this Agreement, or shall fail to comply with any other material term or condition of this Agreement, after Company provides Employee with notice of any alleged breach and a reasonable period (but no less than thirty (30) days) and opportunity to cure same; provided, however, that no such notice and opportunity to cure shall be required if such breach, violation or failure to comply is incapable of being cured.

                           (ii)  If  Employee  engages  in  willful  misconduct,
materially neglects the Company's business after Company provides Employee with notice of any alleged material neglect and a reasonable period (but no less than thirty (30) days) and opportunity to cure same, is convicted of a felony, or misappropriates funds or other property.

                           (iii) If  Employee  shall  have  failed or refused to
carry out the reasonable and lawful instructions of the CEO or his designee (other than as a result of illness or disability) concerning duties or actions consistent with Employee's position; provided, however, that Company has provided Employee with notice of any alleged failure or refusal and a reasonable period (but no less than thirty (30) days) and opportunity to cure same; provided further, however, that no such notice and opportunity to cure shall be required if such failure or refusal is incapable of being cured.

                           (iv) In the event Employee's  employment hereunder is
terminated for Cause, Employee's obligations under Sections 5 and 6 hereof shall survive such termination of employment pursuant to their terms.

                  (c) Change of Control. The Employee's employment hereunder may be terminated by the Board of Directors of the Company (or its successor) upon the occurrence of a Change of Control. For purposes of this Agreement, "CHANGE OF CONTROL" means (i) the acquisition, directly or indirectly, following the date hereof by any person (as such term is defined in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), in one transaction or a series of related transactions, of securities of the Company representing in excess of fifty percent (50%) of the combined voting power of the Company's then outstanding securities if such person or his or its affiliate(s) do not own in excess of fifty percent (50%) of such voting power on the date of this Agreement, or (ii) the disposition by the Company (whether direct or indirect, by sale of assets or stock, merger, consolidation or otherwise) of all or substantially all of its business and/or assets in one transaction or series of related transactions (other than a merger effected exclusively for the purpose of changing the domicile of the Company).

                   (d) Good Reason. The Employee's employment hereunder may be terminated by the Employee for Good Reason. For purposes of this Agreement, "GOOD REASON" shall mean any of the following: (i) the assignment to the Employee of duties inconsistent with the Employee's position, duties, responsibilities, titles or offices as described herein; (ii) any material reduction by the Corporation of the Employee's duties and responsibilities; or
(iii) any reduction by the Corporation of the Employee's compensation or benefits payable hereunder.

                  (e) At-Will Employment. Notwithstanding anything to the contrary contained in this Agreement, Employee understands and acknowledges that his employment by the Company is on an at-will basis. Accordingly, subject to the provisions Section 9 hereof, the Company may terminate Employee's employment with the Company for any reason or no reason, with or without Cause.

         9. Compensation upon Termination.

                  (a) Death or Disability. If the Employee's employment is terminated as a result of his death or Disability, the Company shall pay to the Employee or to the Employee's estate, as applicable, Employee's Base Salary and shall immediately pay to Employee any accrued and any unpaid compensation and expense reimbursement amounts through the date of death or Disability. Any stock options that are scheduled to vest by the end of the calendar year in which such termination occurs shall be accelerated and deemed to have vested as of the termination date. Any stock options that have not vested (or been deemed pursuant to the immediately preceding sentence to have vested) as of the date of termination shall be deemed to have expired as of such date. Any stock options that have vested as of the date of the Employee's death or Disability (including any options deemed to have vested pursuant to this section 9(a)) shall remain exercisable for a period of ninety (90) days.

                  (b) For Cause. If the Employee's employment is terminated by the Board of Directors of the Company for Cause, then the Company shall pay to the Employee the Base Salary and shall immediately pay to Employee any accrued and any unpaid compensation and expense reimbursement amounts through the date of termination. Employee shall have no further entitlement to any other compensation or benefits from the Company. Any stock options that have not vested as of the date of termination shall be deemed to have expired as of such date. Any stock options that have vested as of the date of the Employee's termination shall remain exercisable for a period of ninety (90) days.

                  (c) Change of Control. If the Employee's employment is terminated by the Company (or its successor) upon the occurrence of a Change of Control, the Company (or its successor, as applicable) shall immediately pay to Employee any accrued and any unpaid compensation and expense reimbursement amounts through the date of termination, and Company shall continue to pay to the Employee his Base Salary pursuant to the terms of Section 4, until the earlier of (a) the remainder of the Term, and (b) six (6) months six (6) months following the date of such termination. Any stock options that have not vested as of the date of such termination shall be accelerated and shall be deemed to have vested as of the date of such termination.

                  (d) Other Termination. If the Employee's employment is terminated by the Company other than as a result of the Employee's death or Disability and other than for reasons specified in Sections 8 (a), (b) or (c), then the Company shall (i) continue to pay to the Employee his Base Salary, pursuant to the terms of Section 4, for a period of one (1) year following such termination, and (ii) immediately pay to Employee any accrued and any unpaid compensation and expense reimbursement amounts through the date of termination. The Company's obligation under clause (i) of the preceding sentence shall be subject to offset by any amounts otherwise received by the Employee from any employment during the one year period following such termination. Any stock options that are scheduled to vest by the end of the contract year in which such termination occurs shall be accelerated and shall be deemed to have vested as of the termination date. Any stock options that have not vested (or been deemed pursuant to the immediately preceding sentence to have vested) as of the date of termination shall be deemed to have expired as of such date.

                  (e) Continuation of Benefits. Unless Employee's employment is terminated for Cause pursuant to Section 8(b), Company shall continue to provide to Employee group health plan benefits to the extent authorized by and consistent with 29 U.S.C. ss. 1161 et seq. (commonly known as "COBRA"), with the cost of the regular premium for such benefits shared in the same relative proportion by the Company and Employee as in effect on the date of termination for the same periods as any payments made pursuant to Sections (a)-(d) above.

                  (f) Section 9 sets forth the only obligations of the Company with respect to the termination of the Employee's employment with the Company, and the Employee acknowledges that, upon the termination of his employment, he shall not be entitled to any payments or benefits which are not explicitly provided in Section 9. The provisions of this Section 9 shall survive any termination of this Agreement.

         10. Miscellaneous.

                  (a) This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California, without giving effect to its principles of conflicts of laws.

                  (b) Any dispute arising out of, or relating to, this Agreement or the breach thereof (other than Sections 5 or 6 hereof), or regarding the interpretation thereof, shall be finally settled by arbitration conducted in San Francisco, California in accordance with the rules of the American Arbitration Association then in effect before a single arbitrator appointed in accordance with such rules. Judgment upon any award rendered therein may be entered and enforcement obtained thereon in any court having jurisdiction. The arbitrator shall have authority to grant any form of appropriate relief, whether legal or equitable in nature, including specific performance. For the purpose of any judicial proceeding to enforce such award or incidental to such arbitration or to compel arbitration and for purposes of Sections 5 and 6 hereof, the parties hereby submit to the non-exclusive jurisdiction of the Supreme Court of the State of California, San Francisco County, or the United States District Court for the Northern District of California, and agree that service of process in such arbitration or court proceedings shall be satisfactorily made upon it if sent by registered mail addressed to it at the address referred to in paragraph
(g) below. The costs of such arbitration shall be borne proportionate to the finding of fault as determined by the arbitrator. Judgment on the arbitration award may be entered by any court of competent jurisdiction.

                  (c) This  Agreement  shall be  binding  upon and  inure to the
benefit   of  the   parties   hereto,   and  their   respective   heirs,   legal
representatives, successors and assigns.

                  (d) This Agreement, or Employee's obligations hereunder, may not be assigned by either party, except that Company may assign its rights, together with its obligations, hereunder in connection with any Change of Control.
                  (e) This Agreement cannot be amended orally, or by any course of conduct or dealing, but only by a written agreement signed by the parties hereto.

                  (f) The failure of either party to insist upon the strict performance of any of the terms, conditions and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and such terms, conditions and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of either party shall be effective for any purpose whatsoever unless such waiver is in writing and signed by such party.

                  (g) All notices, requests, consents and other communications, required or permitted to be given hereunder, shall be in writing and shall be delivered personally or by an overnight courier service or sent by registered or certified mail, postage prepaid, return receipt requested, to the parties at the addresses set forth on the first page of this Agreement, and shall be deemed given when so delivered personally or by overnight courier, or, if mailed, five days after the date of deposit in the United States mail. Either party may designate another address, for receipt of notices hereunder by giving notice to the other party in accordance with this Section (g).

                  (h) This Agreement constitutes the entire agreement between the Parties and set out all the covenants, promises, warranties, representations, conditions, understandings and agreements between the Parties pertaining to the subject matter of this Agreement and supersedes all prior employment agreements, understandings, negotiations and discussions, whether oral or written. There are no covenants, promises, warranties, representations, conditions, understandings or other agreements, oral or written, express, implied or collateral between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement, or as may be otherwise set forth in writing by the parties in the future.

                  (i) As used in this Agreement, "AFFILIATE" of a specified person shall mean and include any person controlling, controlled by or under common control with the specified Person.

                  (j) The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

                  (k)  This   Agreement   may  be  executed  in  any  number  of
counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.


                             Signature page follows.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                HANA BIOSCIENCES, INC.


                                                By:   /s/ Mark J. Ahn
                                                      --------------------------
                                                Name: Mark Ahn, Ph.D.
                                                Title:President and CEO



                                                EMPLOYEE:


                                                By:   Gregory I. Berk
                                                      --------------------------
                                                Name: Gregory I. Berk, M.D.